Exhibit 10.3
EXECUTION COPY
TERMINATION AGREEMENT
          This TERMINATION AGREEMENT (this “Agreement”), is entered into as of July 2, 2009, by and among OXiGENE, INC., a Delaware corporation (the “Company”), SYMPHONY ViDA HOLDINGS LLC, a Delaware limited liability company (“Holdings”), SYMPHONY ViDA INVESTORS LLC, a Delaware limited liability company (“Investors”), and SYMPHONY ViDA, INC., a Delaware corporation (the “Symphony Collaboration”).
          WHEREAS, the parties hereto entered into that that certain Additional Funding Agreement, dated as of October 1, 2008 (the “Funding Agreement”);
          WHEREAS, simultaneously with the execution of this Agreement, the Company has exercised the Purchase Option (as defined in that certain Amended and Restated Purchase Option Agreement, dated as of the date hereof, by and among the Company, Holdings and the Symphony Collaboration (the “Purchase Option Agreement”)); and
          WHEREAS, the parties hereto wish to terminate the Funding Agreement simultaneously with the Purchase Option Closing (as defined in the Purchase Option Agreement).
          NOW THEREFORE, in consideration of the payment of the Purchase Price (as defined in the Purchase Option Agreement) by the Company to Holdings and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
          1. Simultaneously with the Purchase Option Closing, the Funding Agreement shall be terminated and all obligations of the parties thereunder will thereafter be discharged and forever released; provided, however, that if the Purchase Option Agreement is terminated in accordance with its terms prior to the Purchase Option Closing, this Agreement shall terminate and become null and void ab initio.
          2. This Agreement and any claim or controversy related hereto shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.
          3. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto. The delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be deemed to be valid delivery thereof.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

OXiGENE, INC.

By:	/s/ John A. Kollins
Name: John A. Kollins
Title: Chief Executive Officer

SYMPHONY ViDA, INC.

By:	/s/ Mark Kessel
Name: Mark Kessel
Title: Chairman of the Board
[Signature Page to Termination Agreement]

SYMPHONY ViDA HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel
Name: Mark Kessel
Title: Managing Member

SYMPHONY ViDA INVESTORS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel
Name: Mark Kessel
Title: Managing Member
[Signature Page to Termination Agreement]